                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
H&E Equipment Services L.L.C.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Salt Lake City, Utah
September 12, 2002